SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 30, 2010

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)
20-0065053	001-33228
(IRS Employer Identification No.)	(Commission File Number)

6510 Abrams Road, Suite 300, Dallas, TX 75231

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the current report on Form 8-K originally filed by Zion Oil & Gas, Inc. (the “Company”) on July 6, 2010 (the “Original 8-K”), is being filed to replace the press release which was inadvertently filed as an attachment in the Original 8-K and referred to therein as Exhibit 99.1. The correct press release is being attached to this Amendment No. 1 to the Original 8-K and is intended to replace the press release included in the Original 8-K.

ITEM 8.01 OTHER EVENTS

On July 1, 2010, Zion Oil & Gas, Inc. (the "Company") issued a press release announcing that it has extended its subscription rights offering until July 15, 2010.  As a result of this extension, holders of the subscription rights will now have until 5:00 p.m., Eastern Daylight time, on July 15, 2010 to exercise their subscription rights. A copy of the press release is attached hereto as Exhibit 99.1.

  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 – Press Release dated July 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: July 6, 2010	By:	/s/ Richard J. Rinberg
Name: Richard J. Rinberg
Title: Chief Executive Officer